MAINSTAY GROUP OF FUNDS

MainStay MacKay High Yield Corporate Bond Fund and

MainStay MacKay Short Duration High Yield Fund

(together the “Funds”)

Supplement dated October 1, 2020 (“Supplement”)

to the Prospectus, dated February 28, 2020, as supplemented;

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

At a meeting held on September 29-30, 2020, the Boards of Trustees of MainStay Funds Trust and The MainStay Funds considered and approved certain changes to the policy and procedures with respect to the Funds’ disclosure of portfolio holdings.

Accordingly, effective on October 31, 2020, each Fund’s portfolio holdings will be made public 30 days after quarter end.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.